UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 20, 2010

AMAG PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-14732	04-2742593
(Commission File Number)	(IRS Employer Identification No.)

100 Hayden Avenue
Lexington, Massachusetts	02421
(Address of principal executive offices)	(Zip Code)

(617) 498-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 20, 2010, AMAG Pharmaceuticals, Inc., or the Company, entered into an underwriting agreement, or the Underwriting Agreement, with Morgan Stanley & Co. Incorporated, J.P. Morgan Securities Inc. and Goldman, Sachs & Co., as representatives of the several underwriters listed therein, or the Underwriters, relating to the public offering, issuance and sale of 3,600,000 shares of the Company’s common stock, or the Shares. The price to the public is $48.25 per share, and the Underwriters have agreed to purchase the Shares from the Company at a price of $46.07875 per share. Under the terms of the Underwriting Agreement, the Company has granted to the Underwriters an option, exercisable for a period of 30 days, to purchase up to an additional 540,000 shares to cover over-allotments, if any. The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333- 164400) previously filed with the Securities and Exchange Commission. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Item 8.01. Other Events.

Attached as Exhibit 5.1 to this Current Report on Form 8-K is the opinion of Cooley Godward Kronish LLP relating to the validity of the Shares to be issued in the offering. Our press release dated January 20, 2010 announcing the pricing of the offering, is furnished as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Exhibit Description

1.1

Underwriting Agreement dated January 20, 2010 by and among AMAG Pharmaceuticals, Inc. and Morgan Stanley & Co. Incorporated, J.P. Morgan Securities Inc. and Goldman, Sachs & Co., as representatives of the several underwriters listed therein

5.1	Opinion of Cooley Godward Kronish LLP

23.1	Consent of Cooley Godward Kronish LLP (included as part of Exhibit 5.1)

99.1	Press Release dated January 20, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMAG PHARMACEUTICALS, INC.

By:	/s/ Joseph L. Farmer
Joseph L. Farmer
General Counsel and Senior Vice President of Legal Affairs

Date: January 20, 2010

Exhibit Index

Exhibit Number	Exhibit Description

1.1

Underwriting Agreement dated January 20, 2010 by and among AMAG Pharmaceuticals, Inc. and Morgan Stanley & Co. Incorporated, J.P. Morgan Securities Inc. and Goldman, Sachs & Co., as representatives of the several underwriters listed therein

5.1	Opinion of Cooley Godward Kronish LLP

23.1	Consent of Cooley Godward Kronish LLP (included as part of Exhibit 5.1)

99.1	Press Release dated January 20, 2010